Insurance - Liabilities for excess benefits expected to be paid on future deaths and annuitizations, guaranteed withdrawal benefits and accrued persistency and premium bonuses (Details) - USD ($)
$ in Millions
	Dec. 31, 2019	Dec. 31, 2018
Insurance [Abstract]
Expected death and annuitization	$ 232	$ 229
Guaranteed withdrawal benefits	625	472
Accrued persistency and premium bonuses	$ 1	$ 1